                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, JEFFREY E. SUSSKIND, constitutes and appoints B. A. Berilgen and Michael A. Gerlich, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, any amendment to this Report on Form 10-KSB under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them or their substitutes may lawfully do or cause to be done by virtue hereof.






                                      ---------------------------------
                                      Jeffrey E. Susskind

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, D. BRADLEY DUNN, constitutes and appoints B. A. Berilgen and Michael A. Gerlich, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, any amendment to this Report on Form 10-KSB under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them or their substitutes may lawfully do or cause to be done by virtue hereof.





                                      --------------------------------
                                      D. Bradley Dunn

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, W. CRAIG CHILDERS, constitutes and appoints B. A. Berilgen and Michael A. Gerlich, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, any amendment to this Report on Form 10-KSB under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them or their substitutes may lawfully do or cause to be done by virtue hereof.






                                      ---------------------------------
                                      W. Craig Childers

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, JONATHAN P. CARROLL, constitutes and appoints B. A. Berilgen and Michael A. Gerlich, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, any amendment to this Report on Form 10-KSB under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them or their substitutes may lawfully do or cause to be done by virtue hereof.





                                      --------------------------------------
                                      Jonathan P. Carroll

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, DAVID H. SCHEIBER, constitutes and appoints B. A. Berilgen and Michael A. Gerlich, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, any amendment to this Report on Form 10-KSB under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them or their substitutes may lawfully do or cause to be done by virtue hereof.






                                      ----------------------------------
                                      David H. Scheiber

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, MICHAEL A. GERLICH, constitutes and appoints B. A. Berilgen and Michael A. Gerlich, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Vice President, Chief Financial Officer and Chief Accounting Officer, any amendment to this Report on Form 10-KSB under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them or their substitutes may lawfully do or cause to be done by virtue hereof.





                                      ----------------------------------
                                      Michael A. Gerlich